UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)       August 6, 2007
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                  MORGAN STANLEY MORTGAGE LOAN TRUST 2007-5AX
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                        (Exact Name of Issuing Entity)

                        MORGAN STANLEY CAPITAL I INC.
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            (Exact Name of Registrant as Specified in Its Charter)

      Delaware                              333-130684-28       13-3291626
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(State or Other Jurisdiction               (Commission         (IRS Employer
of Incorporation)                           File Number)    Identification No.)

1585 Broadway, 2nd Floor
New York, New York                                                 10036
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code     (212) 761-4700
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.03  Bankruptcy or Receivership.

         On February 28, 2007 (the "Closing Date"), a pooling and servicing agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the "Registrant"), Wells Fargo Bank, National Association, as master servicer and securities administrator (the "Master Servicer"), and LaSalle Bank National Association as trustee (the "Trustee") and as custodian. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2007-5AX (the "MSM 2007-5AX Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2007-5AX (the "Certificates"). Pursuant to an assignment, assumption and recognition agreement, dated as of February 1, 2007 (the "Assignment"), among the Registrant, Morgan Stanley Mortgage Capital Inc. ("MSMCI") and American Home Mortgage Corp., as seller ("American Home"), and acknowledged by the Trustee, American Home made certain representations and warranties as of the Closing Date with respect to certain Mortgage Loans sold to the MSM 2007-5AX Mortgage Loan Trust (the "American Home Mortgage Loans"). Approximately 0.39% and approximately 3.51% of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, respectively, by aggregate Stated Principal Balance after giving effect to the July 2007 distributions are American Home Mortgage Loans.

         On August 6, 2007 American Home and certain related affiliates filed Chapter 11 bankruptcy petitions with the United States Bankruptcy Court for the District of Delaware.

         Other than certain limited predatory lending representations and warranties made by MSMCI, American Home has made the only representations and warranties to the MSM 2007-5AX Mortgage Loan Trust regarding the American Home Mortgage Loans and is the only entity that would be required to repurchase any American Home Mortgage Loan if there is a breach of any of the representations or warranties. As a result of the Chapter 11 filing, American Home may not be able to honor any repurchase or substitution obligations in the event of such a breach. In such an event, the MSM 2007-5AX Mortgage Loan Trust may have no choice but to own the related American Home Mortgage Loan, and could be adversely affected as a result.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  August 10, 2007


                                         MORGAN STANLEY CAPITAL I INC.


                                         By:  /s/ Valerie Kay
                                              ---------------------------------
                                         Name:  Valerie Kay
                                         Title:  Executive Director


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